SKYACE GROUP LIMITED

AND SUBSIDIARIES

CONDENSED CONSOLIDATED AND COMBINED

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED

MARCH 31, 2008 AND 2007

SKYACE GROUP LIMITED AND SUBSIDIARIES

CONTENTS

PAGES 1-2	UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2008

PAGE 3	UNAUDITED CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

PAGES 4-5	UNAUDITED CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

PAGES 6-27	NOTES TO UNAUDITED CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

SKYACE GROUP LIMITIED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET

ASSETS
March 31, 2008
(Unaudited)
CURRENT ASSETS
Cash and cash equivalents	$5,092,797
Accounts receivable	4,550,039
Inventories	1,973,756
Advance to suppliers	977,761
Other receivables and prepaid expenses	1,136,332
Deferred tax assets	109,650
Due from employees	3,983
Total current assets	13,844,318

Vessels, net	28,797,057
Equipment, net	215,027
Deferred Drydock cost, net	8,845,165
Deposit	943,151
Deferred tax assets	5,312
Other intangible assets	3,560
Total long-term assets	38,809,272

TOTAL ASSETS	$52,653,590

See accompanying notes to the unaudited condensed consolidated and combined financial statements.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEET

LIABILITIES AND SHAREHOLDERS’ EQUITY

March 31, 2008
(Unaudited)
CURRENT LIABILITIES
Short-term bank loan	$1,000,000
Current portion of long-term loans	2,811,672
Current portion of long-term notes payable	501,404
Current portion of capital lease obligations	924,574
Accounts payable	7,351,690
Advance from customers	608,808
Accrued expenses	1,244,134
Due to related parties	5,976,593
Taxes payable	136,774
Deferred revenue	53,702
Other current liabilities	1,434,776
Total current liabilities	22,044,127

LONG-TERM LIABILITIES
Long-term portion of bank loans	7,436,516
Long-term portion of notes payable, net of discount $45,628	4,647,646
Total long-term liabilities	12,084,162

TOTAL LIABILITIES	34,128,289

SHAREHOLDERS’ EQUITY
Share capital, $ 1.00 per share; 50,000 shares authorized; 2 shares issued and outstanding	2
Additional paid-in capital	3,397,065
Accumulated other comprehensive income	556,872
Retained earnings	14,571,362
Total Shareholders’ Equity	18,525,301

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$52,653,590

See accompanying notes to the unaudited condensed consolidated and combined financial statements.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME AND
COMPREHENSIVE INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(UNAUDITED)

	Three Months Ended March, 31
	2008	2007
	(Consolidated)	(Combined)

REVENUES	$26,035,927	$18,034,384

COSTS AND EXPENSES
Vessel expenses	16,725,997	12,043,948
Depreciation and amortization	1,976,831	1,707,462
General and administrative expenses	362,447	374,115
TOTAL COSTS AND EXPENSES	19,065,275	14,125,525

INCOME FROM OPERATIONS	6,970,652	3,908,859

OTHER INCOME (EXPENSES)

Interest expense, net	(426,605)	(783,418)
Other income, net	293,041	474,889

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	6,837,088	3,600,330

INCOME TAX EXPENSE	-	(1,957)

INCOME FROM CONTINUING OPERATIONS	6,837,088	3,598,373

DISCONTINUED OPERATIONS

Gain from disposition of discontinued operation	-	5,059,985
Loss from discontinued operation	-	(223,636)

GAIN FROM DISCONTINUED OPERATIONS	-	4,836,349

NET INCOME	6,837,088	8,434,722

OTHER COMPREHENSIVE INCOME

Foreign currency translation gain	-	24,347

OTHER COMPREHENSIVE INCOME	-	24,347

COMPREHENSIVE INCOME	$6,837,088	$8,459,069

WEIGHTED AVERAGE SHARES OUTSTANDING, BASIC AND DILUTED	2	2

NET INCOME PER SHARE, BASIC AND DILUTED	$3,418,544	$4,229,535

See accompanying notes to the unaudited condensed consolidated and combined financial statements.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(UNAUDITED)

	Three Months Ended March, 31
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,837,088	$8,434,722
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	884,086	1,123,795
Amortization	1,092,745	583,667
Discount of long term notes payable	12,482	24,818
Amortization of capital lease obligations	31,649	163,120
Deferred taxes	-	(8,360)
Discontinued operation	-	223,636
Gain on disposal of discontinued operation	-	(5,059,985)

Changes in operating assets and liabilities:

(Increase) Decrease In:
Accounts receivable	(1,405,626)	(1,200,084)
Inventories	(344,784)	203,054
Advance to suppliers	2,606,648	(159,131)
Other receivables	702,808	(8,659,722)
Other current assets	(53,396)	(90,597)

Increase (Decrease) In:
Accounts payable	333,101	(2,223,221)
Advance from customers	(2,522,367)	358,496
Accrued port expenses	(692,488)	(913,747)
Taxes payable	-	8,874
Deferred revenue	-	(878)
Other current liabilities	775,008	1,260,211
Net cash provided by (used in) operating activities	8,256,954	(5,931,332)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	-	(8,608)
Payment for drydock fees	-	(1,516,919)
Discontinued operation	-	36,294,530
Net cash provided by investing activities	-	34,769,003

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of long-term loan, net	(702,918)	(14,477,923)
Repayments of short-term loan, net	-	(340,000)
Repayments of long-term notes payable, net	(235,105)	(233,555)
Repayments of short-term notes payable, net	-	(7,555,447)
Repayments of capital lease obligation	(549,000)	(989,750)
Proceeds from (repayments to) related parties	42,760,119	(1,038,933)
Payments of dividend	(48,213,871)	-
Net cash used in financing activities	(6,940,775)	(24,635,608)

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,316,179	4,202,063

Effect of exchange rate changes on cash	(511)	(15,243)
Cash and cash equivalents at beginning of year	323,631	1,229,743

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$1,639,299	$5,416,563

See accompanying notes to the unaudited condensed consolidated and combined financial statements.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(UNAUDITED)

SUPPLEMENTARY CASH FLOW INFORMATION:	Three Months Ended March, 31
	2008	2007

Interest paid	$200,837	$964,299
Income taxes paid	$-	$4,638

SUPPLEMENTARY NON-CASH DISCLOSURES:

1.
On February 2, 2007, the Company disposed of Beautiful Queen Shipping Company Limited, a subsidiary of the Company (“B. Queen”). The net cash proceeds were $36,294,530, with gross proceeds of $37,000,000, deducting legal expense of $705,470. Also see Note 19. The following represents the assets and liabilities at the date of disposal:

February 2, 2007

Vessel, net	$31,234,545
Net asset	31,234,545

Proceeds from disposition	37,000,000
Less: Legal expense	(705,470)
Net proceeds	36,294,530

Gain from disposition	$5,059,985

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

1.	ORGANIZATION AND PRINCIPLES OF CONSOLIDATION AND COMBINATION

Skyace Group Limited (“SGL”) was incorporated under the law of British Virgin Islands (“BVI”) on September 26, 2006 and is a wholly owned subsidiary of Pioneer Creation Holdings Limited (“PCH”), a BVI registered company.

The consolidated financial statements include the accounts of Skyace Group Limited and its subsidiaries and variable interest entities (“VIEs”) (the “Company”) as follows:

I. Subsidiaries, holding companies:

a)	Plentimillion Group Limited (“PGL”) is a wholly-owned subsidiary of SGL and incorporated in BVI.

b)	Best Summit Enterprise Limited (“BSL”) is a wholly-owned subsidiary of SGL and incorporated in BVI.

c)	Hong Kong Wallis Development Limited (“Wallis”) was registered in Hong Kong and was a wholly-owned subsidiary of BSL.

d)	Beijing Huate Xingye Technology Limited (“Huate”) was registered in the People’s Republic of China (PRC) on March 18, 2008 and was a wholly owned subsidiary of Wallis.

II. Subsidiaries of PGL, businesses in transportation and chartering:

PGL owns 100% equity interest of the companies listed below. The primary activities of each of these subsidiaries are ownership and operation of vessels.

e)	Winland Shipping Co., Limited, was registered in Hong Kong.

f)	Win Star Shipping Co., Limited, was incorporated and registered in St. Vincent and the Grenadines (“S.V.G.”).

g)	Bodar Shipping Co., Limited, was incorporated and registered in S.V.G.

h)	Winland Dalian Shipping S.A. was incorporated in Panama, registered in Hong Kong,.

i)	Treasure Way Shipping Limited was incorporated and registered in Hong Kong.

j)	Win Eagle Shipping Co., Limited, was incorporated and registered in Valletta, Malta.

k)	Win Ever Shipping Co., Limited, was incorporated and registered in Valletta, Malta.

l)	Win Bright Shipping Co., Limited, was incorporated and registered in Valletta, Malta.

m)	Beautiful Queen Shipping Co. was registered in Hong Kong, which was disposed by the Company.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

1	ORGANIZATION AND PRINCIPLES OF CONSOLIDATION AND COMBINATION (CONTINUED)

n)	Kinki International Industrial Limited was registered in Hong Kong, major in managing chartering business of vessels.

o)	Bestline Shipping Limited was registered in Hong Kong, major in managing chartering business of vessels.

p)	Lancrusier Development Co., Limited was registered in Hong Kong, major in management and accounting of the above companies.

III. VIEs, businesses in shipping agency, freight forwarding and online service:

The Company applied FASB (the Financial Accounting Standard Board) Interpretation No. 46R “Consolidation of Variable Interest Entities” (“FIN 46R”), an Interpretation of Accounting Research Bulletin No. 51. FIN 46R which requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIEs or is entitled to receive a majority of the VIE’s residual returns.

To comply with the PRC laws and regulations, the Company provides substantially all its shipping agency and freight forwarding services and online services in China via its VIEs. These VIEs are wholly-owned by certain related parties or directors of the Company. The Company has entered into exclusive technical service agreements with the VIEs as at March 31, 2008 under which the Company provides technical and other services to the VIEs in exchange for substantially all net income of the VIEs. All voting rights of the VIEs are assigned to the Company and the Company has the right to appoint all directors and senior management personnel of the VIEs. In addition, shareholders of the VIEs have pledged their shares in the VIEs as collateral for the non-payment of the fees for technical and other services due to the Company.

As of March 31, 2008, balance sheets of all VIEs have been included in the condensed consolidated balance sheets of the Company. Income statements of all VIEs have been included in the Company’s condensed combined statements of income and comprehensive income for the three months ended March 31, 2007.

The following is a summary of the VIEs of the Company:

q)
Dalian Winland International Shipping Agency Co., Ltd (“DWIS”) was incorporated under the laws of the PRC. It was 51% owned by Dalian Winland Industry Group Co., Ltd (“DWIG”), the Company’s related party, 41.5% owned by Dalian Winland Shipping Co., Ltd (“DWSC”), the Company’s related party, and 7.5% owned by Dalian Weihang Logistic Agent Co., Ltd (“DWLA”), the Company’s related party. The principal activity of DWIS is shipping agency service.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

1	ORGANIZATION AND PRINCIPLES OF CONSOLIDATION AND COMBINATION (CONTINUED)

r)
Dalian Winland International Logistic Co., Ltd (“DWIL”) was incorporated under the laws of PRC. It was 47.6% owned by DWSC, 51% owned by DWIG and 1.4% owned by DWIS. The principal activity of DWIL is freight forwarding services.

s)
Dalian Shipping Online Network Co., Ltd (“DSON”) was incorporated under the laws of PRC. It was 80% owned by Mr. Li Honglin and 20% owned by Mrs. Xue Ying, Mr. Li Honglin’s wife. The principal activities of DSON are providing online service for the members.

The unaudited condensed consolidated financial statements include the accounts of Skyace Group Limited and its subsidiaries and VIEs. Inter-company accounts and transactions have been eliminated.

2	BASIS OF PRESENTATION

The unaudited condensed consolidated financial statements of the Company have been prepared in accordance with generally accepted accounting principles for interim financial information and pursuant to the requirements for reporting on Form 10-QSB and Item 310(b) of Regulation S-B. Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year.

3	CONCENTRATIONS

The Company’s major customers for the three months ended March 31, 2008 and 2007 who accounted for the following percentage of total revenue and accounts receivable are as follows:

	Sales
Major Customers	Three Months Ended March, 31, 2008	Three Months Ended March, 31, 2007	Accounts Receivable March 31, 2008
Company A	6%	4%	-
Company B	6%	-	-
Company C	5%	-	3%
Company D	5%	14%	-
Company E	4%	-	-
Company F	-	5%	-
Company G	-	5%	-
Company H	-	3%	-

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

3	CONCENTRATIONS (CONTINUED)

The Company’s major oil suppliers who accounted for the following percentage of total oil purchases and total accounts payable for the three months ended March 31, 2008 and 2007:

	Oil Purchases
Major Suppliers	Three Months Ended March, 31, 2008	Three Months Ended March, 31, 2007	Accounts Payable March 31, 2008
Company I	14%	-	-
Company J	10%	-	-
Company K	8%	15%	6%
Company L	8%	-	3%
Company M	5%	-	-
Company N	-	14%	-
Company O	-	12%	-
Company P	-	5%	-
Company Q	-	4%	-

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

4	USE OF ESTIMATES

The preparation of the unaudited condensed consolidated and combined financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Management makes these estimates using the best information available at the time the estimates are made. Actual results could differ materially from those estimates.

5	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company’s financial instruments include cash and cash equivalents, accounts receivable, due to/from related parties, other receivables and prepaid expenses, due from/to employees, prepayments, accounts payable, other payables and accrued liabilities, taxes payable and customer deposits. Management has estimated that the carrying amount approximates fair value due to their short-term nature.

The fair value of the Company’s long-term debt is estimated based on the current rates offered to the Company for debt of similar terms and maturities. Under this method, the Company’s fair value of long-term debt is not significantly different from the carrying value as at March 31, 2008.

6	REVENUE RECOGNITION

The revenue was recognized based on four standards as follows:

(I) The amount of revenue can be measured reliably;

(II) It is probable that the economic benefits will flow to the seller;

(III) The stage of completion at the balance sheet date can be measured reliably;

(IV) The costs incurred, or to be incurred, in respect of the transaction can be measured reliably.

For marine transportation service, sales are recognized on a percentage-of-completion basis, which is determined on the time proportion method of each individual voyage.

For chartering brokerage service, sales are recognized when the ship leaves port.

For shipping agency and freight forwarding service, sales are recognized when the ship leaves port.

For online service, sales are recognized according to the stage of completion in accordance with the service period defined in contracts.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

7	FOREIGN CURRENCY TRANSLATION

Assets and liabilities of foreign affiliates are translated into U.S. dollars at currency exchange rates in effect at period-end and revenues and expenses are translated at average exchange rates in effect for the period. Gains and losses resulting from foreign currency transactions are included in results of operations. The Company’s sales and purchases in foreign currencies are minimal. Therefore, foreign currency transaction gains and losses are not significant. Gains and losses resulting from translation of foreign subsidiaries balance sheets are included in a separate component of stockholders’ equity. Translation income is not adjusted for income taxes since they relate to an investment, which is permanent in nature.

	March 31, 2008	December 31, 2007	March 31, 2007

Period end RMB: US$ exchange rate	7.0222	7.3141	7.741

Average period RMB: US$ exchange rate	7.1682	7.8087	7.7792

8	EARNINGS PER SHARE

Basic earnings per share is computed by dividing income available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive. There were no dilutive securities for the periods presented.

9	INSURANCE COST

There are four kinds of marine insurance for the Company which operates the vessels and shipping business, or Winland Shipping Co., Ltd as follows:

Insurance	Coverage	Insurance Expense For The Three Months Ended March 31, 2008	Insurance Expense For The Three Months Ended March 31, 2007
Hull insurance	$59,510,000	$270,927	$263,581
Protection & Indemnity insurance	500,000,000	215,214	181,065
freight demurrage and defence insurance	deductible of 5,000 for all claims	21,476	19,947
Delay insurance	300,000	13,890	13,667
Others	-	-	2,228
Total		$521,507	$480,488

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

9	INSURANCE COST (CONTINUED)

The insurance costs are amortized on a straight-line basis over their beneficial periods. The insurance costs are recorded in vessel expenses in the consolidated and combined statements of income and comprehensive income for the three months ended March 31, 2008 and 2007.

10	RECENT ACCOUNTING PRONOUNCEMENTS

In December 2007, the FASB issued SFAS No. 141 (R), Business Combinations, and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. SFAS No. 141 (R) requires an acquirer to measure the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree at their fair values on the acquisition date, with goodwill being the excess value over the net identifiable assets acquired. SFAS No.160 clarifies that a noncontrolling interest in a subsidiary should be reported as equity in the consolidated financial statements. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. SFAS No. 141 (R) and SFAS No. 160 are effective for financial statements issued for fiscal years beginning after December 15, 2008. Early adoption is prohibited. We have not yet determined the effect on our consolidated financial statements, if any, upon adoption of SFAS No. 141 (R) or SFAS No. 160. We are aware that our accounting for minority interest will change and we are considering those effects now but believe the effects will only be a reclassification of minority interest from mezzanine equity to our stockholder’s equity section in the balance sheet. In any case we do not believe the implementation of SFAS 160 will be material to our financial position. SFAS 141 (R) will significantly affect the accounting for future business combinations and we will determine the accounting as new combinations occur.

In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements. This Statement establishes accounting and reporting standards that require the ownership interests in subsidiaries’ non-parent owners be clearly presented in the equity section of the balance sheet; requires the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income; requires that changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently; requires that when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value and the gain or loss on the deconsolidation of the subsidiary be measured using the fair value of any noncontrolling equity; requires that entities provide disclosures that clearly identify the interests of the parent and the interests of the noncontrolling owners. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after December 15, 2008. The Company has not determined the impact, if any; SFAS No. 160 will have on its financial statements.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS No. 161"), which amends SFAS No.133 and expands disclosures to include information about the fair value of derivatives, related credit risks and a company's strategies and objectives for using derivatives. SFAS No. 161 is effective for fiscal periods beginning on or after November 15, 2008. The Company is currently in the process of assessing the impact that SFAS No. 161 will have on the disclosures in its financial statements.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

11	VESSELS

The Company’s current fleet consists of thirteen vessels as bulk carriers as of March 31, 2008. Among the thirteen vessels, two of them denoted (a) were acquired by syndicated loan, nine vessels denoted (b) were acquired through capital leases, three of which denoted (c) are still under certain capital leases as of March 31, 2008, and the rest two of them denoted (d) were acquired by the long-term notes payable from related parties. Also see Notes 16.

The cost and related accumulated depreciation of vessels disposed together with the discontinued operations are eliminated from the accounts and any gain or loss is included in the statement of income. Also see Notes 19.

The vessels belonging to the Company consist of the following as of March 31, 2008:

		March 31,2008
		(Unaudited)
At cost:
Win Hope	(b)	$2,679,285
Win Ever	(b)	1,737,966
Win Bright	(b)	1,739,258
Win Eagle	(b)	3,560,852
Win Glory	(b),(c)	2,503,698
Win Grace	(b),(c)	3,677,860
Win Moony	(b) ,(c)	3,682,178
Win Star	(b)	3,336,600
Winland Dalian	(a)	18,243,139
Win Honey	(a)	4,500,000
Bodar	(b)	4,985,441
Andong	(d)	2,883,712
Haoyue	(d)	1,576,138
		$55,106,127
Less: Accumulated depreciation
Win Hope	(b)	1,587,476
Win Ever	(b)	1,542,444
Win Bright	(b)	1,543,592
Win Eagle	(b)	3,204,767
Win Glory	(b),(c)	1,555,869
Win Grace	(b),(c)	2,390,610
Win Moony	(b),(c)	2,347,388
Win Star	(b)	3,002,940
Winland Dalian	(a)	2,827,687
Win Honey	(a)	1,080,000
Bodar	(b)	4,486,897
Andong	(d)	508,890
Haoyue	(d)	230,510
		$26,309,070

Vessels, net		$28,797,057

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

11	VESSELS (CONTINUED)

Vessel depreciation expense for the periods ended March 31, 2008 and 2007 is $884,086 and $1,094,783, respectively.

Details of the vessels under pledge for bank loans as of March 31, 2008 is as follow. Also see Note 15.

March 31, 2008
Net Book Value	(Unaudited)
Winland Dalian	$15,415,452
Win Star	333,660
Win Honey	3,420,000
Total	$19,169,112

12	EQUIPMENT

Equipment consists of the following:

March 31, 2008
(Unaudited)
At cost:
Motor vehicles	$152,747
Office equipments	179,160
Leasehold improvements	178,163
510,070
Less: Accumulated depreciation
Motor vehicles	86,128
Office equipments	129,255
Leasehold improvements	79,660
295,043

Equipment, net	$215,027

Depreciation expense for the three months ended March 31, 2008 and 2007 is $0 and $29,012, respectively.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

13	DEFERRED DRY DOCK FEE

Deferred dry dock fee consists of the following:

March 31, 2008
(Unaudited)
Cost	$9,937,910
Less: Accumulated amortization	1,092,745
Deferred asset, net	$8,845,165

Amortization expense for the three months ended March 31, 2008 and 2007 is $1,092,745 and 583,667, respectively.

Amortization expense for the next five years and thereafter is as follows:

Period Ended March 31,	Amount
2009	1,886,225
2010	2,794,141
2011	1,860,763
2012	1,309,099
2013	994,937
Total	$8,845,165

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

14	DUE TO/FROM RELATED PARTIES

Due to/from related parties consist of the following

		March 31, 2008
(I) Due From Employees		(Unaudited)

Current	a)	$3,983
Total due from employees		$3,983

		March 31, 2008
(II) Due To Related Parties		(Unaudited)

Dalian Winland shipping Co., Ltd	b)	$117,400
Dalian Master Well Ship Management Co., Ltd	c)	526,568
Winland Shipping Japan Co., Ltd	d)	23,168
Dalian Winland Shipping Co.	e)	4,134,109
Dalian Winland Group Co.	f)	1,141,883
Li Honglin	g)	712
Due to employees	a)	32,753
Total due to related parties		$5,976,593

a)
Due from/to employees are interest-free, unsecured and have no fixed repayment. The amounts due from/to employees primarily represent advances to/amount due to sales personnel of the Company for business and traveling related expenses.

b)
Dalian Winland shipping Co., Ltd has the same shareholder, Ms. Xue Ying, of the company. It operates as a vessel management company for the Company. The vessel management fee for March 31, 2008 and 2007 was $45,400 and $36,400, respectively. All the outstanding balance on March 31, 2008 is interest-free, unsecured and have no fixed repayment.

c)
Dalian Master Well Ship Management Co., Ltd’s shareholder is Winland Group Co., Ltd who was an related party of the Company. It operates as the vessel management company for the Company. The Company paid $10,011 on behalf of Dalian Master Well Ship Management Co., Ltd, in the three months ended March 31, 2007. The company collected $68,720 on behalf of Dalian Master Well Ship Management Co., Ltd, in the three months ended March 31, 2008. All the outstanding balance on March 31, 2008 is interest-free, unsecured and have no fixed repayment.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

14	DUE TO/FROM RELATED PARTIES (CONTINUED)

d)
Winland Shipping Japan Co., Ltd has the same shareholder, Ms. Xue Ying, of the company. The Company recognized relevant agency service expense of $16,707 and $60,563, in the three months ended March 31, 2008 and 2007, respectively. All the outstanding balance on March 31, 2008 is interest-free, unsecured and have no fixed repayment.

e)
Dalian Winland Shipping Co. (“DWSC”) is controlled by common directors, namely, Li Honglin and Xue Ying of the Company. The Company provided shipping agency and freight forwarding services to the related party. For the three months ended March 31, 2008 and 2007, the Company recognized relevant service revenue of $25,798 and $1,681, respectively. For the three months ended March 31, 2008 and 2007, the Company received $1,429,582 and $1,241,042 of ocean fee on behalf of Dalian Winland Shipping Co. For the three months ended March 31, 2008 and 2007, the Company recognized interest expense of $32,989 and $30,398, respectively. Also see Note 16. All the outstanding balance on March 31, 2008 is interest-free, unsecured and have no fixed repayment.

f)
Dalian Winland Group Co. (“DWIG”) is controlled by common directors, namely, Li Honglin and Xue Ying of the Company. For the three months ended March 31, 2008 and 2007, the Company recognized interest expense of $21,623 and $19,925, respectively. Also see Note 16. All the outstanding balance on March 31, 2008 and December 31, 2007 are interest-free, unsecured and have no fixed repayment.

g)
Li Honglin is the director of the Company. Li Honglin rented his apartment to DSON as one of its office room in Dalian. Rental expense was $837 and $771 for the three months ended March 31, 2008 and 2007, respectively. All the outstanding balance on March 31, 2008 is interest-free, unsecured and have no fixed repayment.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

15	SHORT-TERM BANK LOANS

Short-term bank loan consists of the following:

March 31, 2008
(Unaudited)

Loan from Nanyang commercial bank, due December 19, 2008, monthly interest only payments at 3-months LIBOR plus 2.5% per annum, and the actual rate at March 31, 2008 is 7.18%, secured by M.V.Win Star (Also see Note 11), guaranteed by Dalian Winland Group Co., Ltd, Mr. Li honglin and Ms. Xue Ying.	$1,000,000
Total short-term bank loan	$1,000,000

Interest expense for the three months ended March 31, 2008 and 2007 were $ 17,952 and 19,432, respectively.

16	LONG-TERM BANK LOANS

Long-term bank loans consist of the following:

March 31, 2008
(Unaudited)
Loans from Diamond lease Company Limited :

Due on August 1, 2011, monthly interest payment is 1-month LIBOR plus 1.75% per annum, and the actual rate at March 31, 2008 is 6.43%, secured by M.V. Winland Dalian (also see Note 11), assignment of insurance of the vessel, and guaranteed by Mr. Li Honglin.	$7,214,868

Due on July 21, 2012, monthly interest payment is 1-month LIBOR plus 1.75% per annum, and the actual rate at March 31, 2008 is 6.43%, secured by M.V. Win Honey (also see Note 11), assignment of insurance of the vessel, and guaranteed by Mr. Li Honglin.	3,033,320
Total long-term bank loans	$10,248,188

Less: Current portion	2,811,672

Long-term portion	$7,436,516

Interest expenses for the three months ended March 31, 2008 and 2007 were $138,754 and $369,032, respectively.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

16	LONG-TERM BANK LOANS (CONTINUED)

The long-term bank loans are due as follows:
Period Ended March 31,	Amount
2009	$2,811,672
2010	2,811,672
2011	2,811,672
2012	1,579,884
2013	233,288
Total	$10,248,188

17	LONG-TERM NOTES PAYABLE

Long-term notes payable consists of the following:

		March 31, 2008
		(Unaudited)

Win Grand Shipping Limited, net of discount of $45,628, due November 1, 2009	a)	$689,201

Dalian Winland Shipping Co. , due December 23, 2009, at an interest rate of 5% per annum	b)	1,576,138

Dalian Winland Shipping Co. , due July 19, 2010, at an interest rate of 5% per annum	c)	1,117,883

Dalian Winland Group Co., due July 19, 2010, at an interest rate of 5%, per annum	d)	1,765,828

Total long-term notes payable		$5,149,050

Less: Current portion		501,404

Long-term portion		$4,647,646

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

17	LONG-TERM NOTES PAYABLE (CONTINUED)

The amortization of discount for the three months ended March 31, 2008 and 2007 was $12,482 and $24,818, respectively.

The long-term notes obtained from DWSC and DWIG, two related parties, denoted b) , c) and d) was to purchase of vessels Haoyue and Andong, respectively. Also see Notes 11 and 14.

Interest expenses of long-term notes payable for the three months ended March 31, 2008 and 2007 was $67,094 and $75,141, respectively.

The repayment schedule for long-term notes payable is as follows:

Period Ended March 31,	Amount
2009	$501,404
2010	187,797
Total	$689,201

18	LEASES

The Company leases office space under operating leases. Lease expense for continuing operations applicable to operating leases was $33,033 and $29,872 for the three months ended March 31, 2008 and 2007, respectively.

As of March 31, 2008, future minimum payments required under non-cancelable leases are:

Period Ended March 31,	Amount
2009	115,468
Total	$115,468

Nine vessels in the Company’s fleet were acquired by capital lease during 2000 to 2003. The original costs of the vessel and capital lease obligation were recorded at the present value of the minimum lease payments at acquisition.

March 31, 2008
(Unaudited)

Capital lease obligations	$12,415,100
Less: Accumulated amortization	(11,490,526)
Capital lease obligations, net	$924,574

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

18	LEASES (CONTINUED)

As of March 31, 2008, future minimum payments required under non-cancellable leases are:

Period Ended March 31	Amount
2009	$965,100
Total minimum lease payments	965,100

Less: Amount representing interest	(40,526)
Present value of net minimum lease payments	$924,574

Amortization of capital leases for the three months ended March 31, 2008 and 2007 was $31,649 and $163,120, respectively.

19	INCOME TAX

Company e, i, j, l and m are registered in Hongkong and are free of duty as long as it does not operate in Hongkong. The Company e, i, j, l and m do not have operations in HongKong. As a consequence, they do not have any income tax liabilities according to local tax law.

Company f and g are incorporated and registered in St. Vincent and Grenadines. Company j is incorporated in Panama and registered in HongKong. Company n, o and p are incorporated and registered in Valletta, Malta. Since the companies obtained a tax exemption from the government, the management considers they do not have any tax liabilities.

Company q, r, s are registered in People’s Republic of China, whose income tax (“CIT”) rate is 33% for the three months ended March 31, 2007 in accordance with the relevant tax laws and regulations of PRC.

Effective January 1, 2007, DWIS, DWIL and DSON adopted FASB Interpretation No.48, Accounting for Uncertainty in Income Taxes (“FIN 48”), an interpretation of FASB statement No.109, Accounting for Income Taxes. The interpretation addressed the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under FIN 48, we may recognize the tax benefit from an uncertainty tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. FIN 48 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of March 31, 2008 and 2007, the Company does not have a liability for unrecognized tax benefits.

On March 16, 2007, the National People’s Congress of China approved the Corporate Income Tax Law of the People’s Republic of China (the “new CIT Law”), which is effective from January 1, 2008.

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

19	INCOME TAX (CONTINUED)

Under the new CIT Law, the corporate income tax rate applicable to the Company starting from January 1, 2008 is 25%.

Income tax benefit (expense) for the three months ended March 31, 2008 and 2007 are summarized as follows:

	Three months ended March, 31 (Unaudited)
	2008	2007

Current CIT	$-	$(10,317)
Deferred CIT	-	8,360
Income tax expense	$-	$(1,957)

The Company’s income tax expense differs from the “expected” tax expense for the three months ended March 31, 2008 and 2007 (computed by applying the CIT rate of 25 percent and 33 percent respectively, to income before income taxes) as follows:

	Three months ended March, 31 (Unaudited)
	2008	2007

Computed “expected” benefit (expense)	$-	$1,563
Permanent differences	-	(3,520)
Income tax benefit (expense)	$-	$(1,957)

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets and liabilities as of March 31, 2008 and December 31, 2007 are as follows:

March 31, 2008
(Unaudited)
Deferred tax assets (liabilities):
Non-current portion:
Depreciation expense	$5,312
Subtotal	5,312

Current portion:
General and administrative expense	7,698
Financial expense	10,084
Interest expense	162,253
Service revenue and commission	(41,711)
Accrued financial expense	(21,663)
Accrued administrative expense	(7,011)
Subtotal	109,650

Net deferred tax assets	$114,962

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

20	DISCONTINUED OPERATIONS

On February 2, 2007, the Company disposed Beautiful Queen Shipping Company Limited, a subsidiary of the Company (“B. Queen”). The net cash proceeds were $36,294,530, with gross proceeds of $37,000,000 deducting legal expense of $705,470 directly arising from the business combination. The following represents the assets and liabilities at the date of disposal:

February 2, 2007

Vessel, net	$31,234,545
Net asset	31,234,545

Proceeds from disposition	37,000,000
Less: Legal expense	(705,470)
Net proceeds	36,294,530

Gain from disposition	$5,059,985

In association with the agreement, B. Queen was no longer subsidiary of the Company. In accordance with SFAS 144, ‘Accounting for the Impairment or Disposal of Long-lived Assets,’ the result of operation of B. Queen was presented separately as “discontinued operation”. The loss from discontinued operation of $ 223,636 for the three months ended March 31, 2007 and is reflected in the Company’s condensed combined statements of income for the period ended March 31, 2007.

The following is the unaudited pro forma net income of the company for the periods ended March 31, 2007 assuming the sale of company was completed on January 1, 2007.

For The Three Months Ended March 31, 2007 (Unaudited)

Net income	$8,658,358

Net income per share, basic and diluted	$4,329,179

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

21	SGMENT INFORMATION

The Company has determined that there are three reportable segments: (1) Marine transportation, (2) Chartering brokerage, and (3) other activities segment. The other activities segment comprises shipping agency and freight forwarding service, and online service. These operating segments were not separately reported as they do not meet any of the quantitative thresholds under Financial Accounting Standards Board Statement No. 131 (Disclosures about Segments of an Enterprise and Related Information).

The Company's segment information for the three months ended March 31, 2008 and 2007 are as follows:

Three Months Ended March 31, 2008 (Unaudited)	Marine transportation	Chartering Brokerage	All others	Corporate and Eliminations	Consolidated

Revenues	$16,739,625	$9,296,302	$-	$-	$26,035,927
Costs	8,429,400	8,296,597	-	-	16,725,997
Depreciation	1,976,831	-	-	-	1,976,831
Other operating expenses	326,080	36,367	-	-	362,447
Operation income	$6,007,314	$963,338	$-	$-	$6,970,652

March 31, 2008 (Unaudited)
Identifiable assets	$38,484,951	$4,472,593	$9,695,180	$866	$52,653,590

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

21	SGMENT INFORMATION (CONTINUED)

Three Months Ended March 31, 2007 (Unaudited)	Marine transportation	Chartering Brokerage	All others	Corporate and Eliminations	Combined

Revenues	$11,271,881	$6,272,539	$489,964		$$18,034,384
Intersegment sales	-	-	132,993	(132,993)	-
Net sales	11,271,881	6,272,539	622,957	(132,993)	18,034,384
Costs	6,214,344	5,510,313	319,291	(132,993)	12,043,948
Depreciation	1,627,991	-	79,471	-	1,707,462
Other operating expenses	188,780	5,522	179,813	-	374,115
Operation income (loss)	$3,240,766	$756,704	$(88,611)	$-	$3,908,859

March 31, 2007 (Unaudited)
Identifiable assets	$71,886,651	$1,850,237	$14,814,768	$763	$88,552,419

Information as to the Company’s sales in different geographical areas is as follows:

	Three Months Ended March 31, 2008	Three Months Ended March 31, 2007
	(Unaudited)	(Unaudited)
Sales to unaffiliated customers:
PRC	$4,295,928	$3,384,793
Japan, Korea and Russia	13,043,999	8,789,754
Southern and Eastern Asia	4,348,000	2,929,918
Mediterranean and Red Sea	3,261,000	2,197,439
Others	1,087,000	732,480
Total	$26,035,927	$18,034,384

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

22	CONTINGENCIES

There was letter of undertaking from Nanyang Commercial Bank, for the long term deposit of $900,000 from Winland Shipping Co., Ltd. in respect of the claim from Seyang Shipping Co., Ltd due to chartering of M.V. Atlantic Pride as of March 31, 2008.

There was a long term deposit of $43,151 to China National Investment & Guaranty Co., Ltd Dalian Branch for the pending litigation as of March 31, 2008.

23	BUSINESS COMBINATION

As of March 31, 2008, Huate has entered into exclusive technical service agreements with DWIS, DWIL and DSON under which Huate provides technical and other services to DWIS, DWIL and DSON in exchange for substantially all net income of DWIS, DWIL and DSON. All voting rights of DWIS, DWIL and DSON are assigned to Huate, and Huate has the right to appoint all directors and senior management personnel of DWIS, DWIL and DSON. In addition, shareholders of DWIS, DWIL and DSON have pledged their equity interests in DWIS, DWIL and DSON as collateral to Huate for the non-payment of the fees for technical and other services due to Huate.

The Company adopts FASB Interpretation No. 46R statement, “Consolidation of Variable Interest Entities” (“FIN 46R”), a variable interest entities (“VIEs”) to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIEs or is entitled to receive a majority of the VIE’s residual returns. As a result, DWIS, DWIL and DSON become the Company’s VIEs as of March 31, 2008.

The following is the unaudited pro forma net income of the Company for the periods ended March 31, 2008 and 2007 assuming the service contracts were completed on January 1, 2008 and 2007.

	March 31, 2008	March 31, 2007

Net income	$6,777,858	8,434,722

Net income per share, basic and diluted	$3,388,929	4,217,361

SKYACE GROUP LIMITIED AND SUBSIDIARIES
NOTES TO CONDENSED CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007

24	SUBSEQUENT EVENTS

On August 12, 2008 (the “Closing Date”), Trip Tech, Inc., a Texas corporation (“Trip Tech”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with the Company and PCH, the sole stockholder of the Company. As a result of the share exchange, Trip Tech acquired all of the issued and outstanding securities of the Company from PCH in exchange for 76,925,000 newly-issued shares of Trip Tech’s common stock, par value $0.001 per share and 1,000,000 shares of Series A Preferred Stock, which such Preferred Shares shall automatically convert into 30,000,000 shares of Common Stock upon Trip Tech amending its Articles of Incorporation to sufficiently increase the number of authorized shares of Common Stock in order to effect such issuance. As of the Closing Date, PCH beneficially owns 82.25% of the voting capital stock of Trip Tech. As a result of the Exchange, the Company became a wholly-owned subsidiary of Trip Tech.